Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of International Seaways, Inc. (the “Company”), hereby certifies, to the best of her/his knowledge and belief, that the Form 10-Q of the Company for the quarterly period ended June 30, 2026 (the “Periodic Report”) accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date: August 10, 2026	/s/ Lois K. Zabrocky
Lois K. Zabrocky
Chief Executive Officer

Date: August 10, 2026	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor
Chief Financial Officer